                                                                 Exhibit 10.9(a)

                               FIRST AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT

         This FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this "First Amendment") is made as of November 12 1999, by and among FREEI NETWORKS INC., a Washington corporation (the "COMPANY"), SEQUOIA CAPITAL IX, SEQUOIA CAPITAL ANGEL FUND, SEQUOIA CAPITAL IX PRINCIPALS FUND (individually and collectively, the "Series A Investors"), MP3.COM ("MP3"), AXP VARIABLE PORTFOLIO-STRATEGY AGGRESSIVE FUND ("AXPVP"), AXP STRATEGY AGGRESSIVE FUND ("AXPSAF"), IDS LIFE SERIES FUND, INC.-EQUITY PORTFOLIO ("IDS"), with respect to that certain Investor Rights Agreement dated August 12, 1999 between the Company and the Series A Investors (the "INVESTOR'S RIGHTS AGREEMENT"), a true and correct copy of which is attached hereto as Exhibit A and incorporated herein by this reference.

                                    RECITALS

         WHEREAS, the Company entered into a purchase and sale agreement with the Series A Investors for the sale of an aggregate of 4,812,074 shares of its Series A Convertible Preferred Stock (the "Series A Stock") pursuant to a Series A Preferred Stock Purchase Agreement dated as of August 12, 1999 (the "SERIES A PURCHASE AGREEMENT"), and

         WHEREAS, as a condition of entering into the Series A Preferred Stock Purchase Agreement, the Series A Investors were extended certain registration, information, and other rights as set forth in the Investor Rights Agreement, and

         WHEREAS, the Company proposes to sell and issue 1,552,655 shares of its Series B Convertible Preferred Stock (the "SERIES B STOCK") to MP3, AXPVP, AXPSAF and IDS (each individually a "SERIES B INVESTOR" and collectively, the "SERIES B INVESTORS") pursuant to the Series B Preferred Stock Purchase Agreement the "SERIES B PURCHASE AGREEMENT") of even date herewith;

         WHEREAS, as a condition of entering into the Series B Preferred Stock Purchase Agreement, the Series B Investors have requested that the Company extend to them registration rights, information rights, and certain other rights as set forth below, and the Company is willing to grant such rights to the Series B Investors on terms substantially similar as those already granted to the Series A Investors pursuant to the Investor Rights Agreements;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Series B Purchase Agreement, the parties hereto mutually agree to amend the Investor Rights Agreement, for the benefit of the Series B Investors, to provide as follows:


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

         1. DEFINITIONS

         A. The definition of "Registrable Securities" set forth in the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following definition:

         "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Stock or Series B Stock and (ii) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a private transaction in which the transferor's rights under Section 2 are not assigned or assignable and any Registrable Securities sold to the public pursuant to a registration statement or Rule 144 promulgated under the Act

         B. The definition of "INVESTOR" and "INVESTORS" as set forth in the Preamble to the Investor Rights Agreement is hereby amended by adding the Series B Investors such that each of the Series A Investors and Series B Investors shall individually be considered an "Investor," and collectively they shall be considered "Investors."

         C. Unless the context requires otherwise, the term "PREFERRED STOCK" shall mean both Series A Stock and Series B Stock.

         D. Each reference to "Series A Preferred Stock" or "Series A Stock" in Sections 4.2(b), 4.6, 5.2(b), 5.2(c), 5.4 and 6.7 shall be deleted and replaced with "Preferred Stock."

         2. REGISTRATION RIGHTS

         Section 2.1(a) is hereby deleted and replaced with the following:

         2.1 DEMAND REGISTRATION

         (a) If the Company shall receive at any time or from time to time after the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) December 31, 2002 a written request from the Holders of at least twenty five percent (25%) of the Registrable Securities then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding, then the Company shall, within ten (10) days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations set forth in Section 2.1(b), use its best efforts to effect, as soon as practicable and in any event within sixty (60) days after the receipt of such request, the registration under the Act of all Registrable Securities that Holders request to be registered within twenty days (20) of the delivery of such notice by the Company in accordance with Section 6.5, provided that the Registrable Securities requested by the Holders to be registered pursuant to such request must have an anticipated aggregate public offering price of not less than five million dollars' ($5,000,000).


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         3. COVENANTS OF THE COMPANY

         Section 3.1(b) is hereby deleted and replaced with the following:

         3.1 DELIVERY OF FINANCIAL STATEMENTS.

         (b) The Company shall deliver to each Holder who holds at least five hundred thousand (500,000) Registrable Securities (or Common Stock issued or issuable upon conversion thereof, as adjusted for stock splits, stock dividends, and the like):....[remainder of section unchanged].

         4. RIGHT OF FIRST REFUSAL

         The first sentence of Section 4.1 is hereby deleted and replaced with the following:

            4.1 FUTURE SALES OF SHARES. Subject to the terms and conditions specified in Section 4 of the Investor Rights Agreement, the Company hereby grants to each Holder who holds at least five hundred thousand (500,000) Registrable Securities a right of first refusal with respect to future sales by the Company of its Shares.

         The remainder of Section 4.1 is unchanged

         6. MISCELLANEOUS

         THE FOLLOWING SECTIONS ARE ADDED

         6.11 RATIFICATION. Except as expressly set forth in this First Amendment, the terms of the Investor Rights Agreement shall remain in full force and effect, binding on all the parties to this First Amendment as if each party hereto were an original signatory of the Investor Rights Agreement. In the event of a conflict between the terms of this First Amendment and the terms of the Investor Rights Agreement, the terms of this First Amendment shall control.

         6.12 CONSENT TO STATEMENT OF RIGHTS AND PREFERENCES OF SERIES B STOCK. The holders of Series A Stock unanimously consent to the filing of the Statement of Rights and Preferences of Series B Stock (the "Series B Statement") as part of the Company's Articles of Incorporation. The holders of the Series A Stock acknowledge that the filing of the Series B Statement will materially after the rights and preferences of the Series A Stock but agree that the purchase price paid to the Company by the holders of Series B Stock constitutes fair consideration for such alteration of tights and preferences.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:                                 FREEI NETWORKS, INC.

                                             By: ROBERT MCCAUSLAND
                                                ----------------------------
                                             Printed Name: Robert McCausland
                                             Title: President


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INVESTOR                                 SEQUOIA CAPITAL IX
                                         SEQUOIA CAPITAL ANGEL FUND
                                         SEQUOIA CAPITAL IX PRINCIPALS FUND

                                         BY: SC IX Management, LLC
                                         A California. Limited Liability Company
                                         Its General Partner

                                         By:/s/ Mark Stevens
                                            ----------------------------------
                                         Its: Managing Member


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

INVESTOR:                               MP3.COM

                                        By: /s/ Robert Richards
                                            -------------------
                                        Printed Name: Robert Richards
                                                      ---------------
                                        Title: President



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INVESTOR:                               AXP VARIABLE PORTFOLIO-STRATEGY
                                        AGGRESSIVE FUND

                                        By: FREDERICK C. QUIRSTFELD
                                           -----------------------------------
                                        Printed Name: FREDERICK C. QUIRSTFELD
                                                      -------------------------
                                        Title: VICE PRESIDENT
                                              ---------------------------------

INVESTOR:                               AXP STRATEGY AGGRESSIVE FUND

                                        By: FREDERICK C. QUIRSTFELD
                                           -----------------------------------
                                        Printed Name: FREDERICK C. QUIRSTFELD
                                                      -------------------------
                                        Title: VICE PRESIDENT
                                              ---------------------------------

INVESTOR:                               IDS LIFE SERIES FUND, INC.- EQUITY
                                        PORTFOLIO

                                        By: FREDERICK C. QUIRSTFELD
                                           -----------------------------------
                                        Printed Name: FREDERICK C. QUIRSTFELD
                                                      -------------------------
                                        Title: VICE PRESIDENT
                                              ---------------------------------


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FOUNDER:                                ROBERT MCCAUSLAND

                                        ROBERT MCCAUSLAND
                                        -------------------

FOUNDER:                                STEVE BOURG

                                        STEVE BOURG
                                        -------------------

FOUNDER:                                GUS BOURG

                                        GUS BOURG
                                        -------------------


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